UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2014

RUBICON FINANCIAL INCORPORATED
 (Exact name of registrant as specified in its charter)

Nevada	000-29315	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, First Floor Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 668-9567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 17, 2014, Newport Coast Securities, Inc. (“Newport”), the wholly owned operating subsidiary of the Registrant, received a Wells notice from the Financial Industry Regulatory Authority, Inc. (“FINRA”) regarding a preliminary determination to recommend disciplinary action against Newport for possible violations of NASD Conduct Rules 3010 and 3040(c) and FINRA Rule 2010. A Wells notice is neither a formal allegation nor a finding of wrongdoing. The Registrant is unable to estimate with confidence or certainty how long the FINRA process will last or its ultimate outcome, including whether Newport will reach a settlement with FINRA and, if so, the amount of any related monetary fine and other possible remedies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Financial Incorporated

Date: May 12, 2014	By:	/s/ Joseph Mangiapane, Jr
Joseph Mangiapane, Jr
Chief Executive Officer